The Conestoga Small Cap Mutual Fund

                              Ticker Symbol: CCASX

                                   Managed By

                                 [Logo Omitted]

                                   CONESTOGA
                                CAPITAL ADVISORS

            P I O N E E R S  I N  S M A L L  C A P  I N V E S T I N G

Managed by Partners William C. Martindale and Robert M. Mitchell of Conestoga Capital Advisors located in Radnor, PA, the Conestoga Small Cap Mutual Fund provides investors with access to Conestoga's expertise in small cap management. The Fund's investment objective is to generate long-term investment returns favorable to the Russell 2000 Index with lower risk. For additional information, please go to www.conestogacapital.com, or contact Rip Scott, Director of Marketing, at 1-800-320-7790.


Characteristics as of 12/31/04:                             Top Ten Holdings as of 12/31/04:
------------------------------                              --------------------------------
                          Conestoga      Russell 2000      1.  Polaris Industries, Inc.             4.01%
                             Fund            Index         2.  Graco, Inc.                          3.67%
                          --------       ----------        3.  Raven Industries                     3.22%
P/E Calendar (`04)          24.78X          35.78X         4.  America Woodmark, Corp               3.00%
Earnings Growth             15.00%          15.00%         5.  Computer Programs & Sys.             2.93%
PEG Ratio                    1.65            2.39          6.  Factset Research Sys., Inc.          2.87%
ROE                         22.16%           8.84%         7.  SCP Pool Corp.                       2.82%
Mkt. Cap. (millions)      $ 1,250mm        $ 1,053mm       8.  Kronos, Inc.                         2.76%
Debt/Capital                12.00%          29.00%         9.  Simpson Manufacturing, Inc.          2.74%
Dividend Yield              0.91%            0.94%         10.  World Acceptance Corp.              2.70%
No. of Holdings               42              N/A


Performance as of 12/31/04:
--------------------------
                                                 Since Inception
                       Trailing 3   Trailing 12  (10/01/02--12/31/04)          Expense Ratio:
                         Months        Months       Annualized               -----------------
                       ----------   -----------  -------------------           Management Fee                     1.20%


Conestoga Fund            9.08%        18.81%         25.47%                   Additional Expenses                0.15%
Russell 2000 Index       14.09%        18.33%         30.50%                   12b-1 Fee                          0.00%
                                                                               ---------                          -----
S&P 600 Index            12.75%        21.54%         28.49%                   Total Fees                         1.35%


Disclosures: The Conestoga Small Cap Fund can be purchased fund direct or through Fidelity Investments, First Clearing Corp., and Ferderated (Edgewood Services) Please contact Conestoga Capital Advisors for additional instructions. Conestoga Fund and Russell 2000 characteristics generated by Factset analytical system. Multex Earnings Estimates interfaced with Factset. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes the reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For the fund's daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the fund prospectus please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund's investment objective, risks and changes and expenses which an investor should consider before investing.

 Conestoga Capital Advisors o 259 N. Radnor-Chester Road o Radnor Court, Suite
         120 o Radnor, PA 19087 Phone: 484-654-1380 o Fax: 610-225-0533
                           o www.conestogacapital.com